UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2013

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On May 3, 2013, WMG Acquisition Corp. (the “Company”) announced that it is seeking to reprice outstanding indebtedness under its existing senior secured term loan facility (“Outstanding Indebtedness”) to reduce the interest rate on approximately $492 million of Outstanding Indebtedness. The repricing will replace the Outstanding Indebtedness with term loans that the Company currently expects to have the same terms as indebtedness to be incurred under the Company’s proposed $820 million delayed draw senior secured term loan. The proposed repricing is subject to market and other conditions.

Forward-Looking Statements

Certain statements and information in this report, including the information with respect to the repricing of our outstanding indebtedness and any statements other than statements of historical facts, may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. There are a number of risks and uncertainties that could cause our actual results to differ materially from those provided herein, including: the continued decline in the global recorded music industry and the rate of overall decline in the music industry; downward pressure on our pricing and our profit margins and reductions in shelf space; our ability to identify, sign and retain artists and songwriters and the existence or absence of superstar releases; threats to our business associated with home copying and Internet downloading; the significant threat posed to our business and the music industry by organized industrial piracy; the popular demand for particular recording artists and/or songwriters and albums and the timely completion of albums by major recording artists and/or songwriters; the diversity and quality of our portfolio of songwriters; the diversity and quality of our album releases; the impact of legitimate channels for digital distribution of our creative content; our dependence on a limited number of online music stores, in particular Apple’s iTunes Music Store, for the online sale of our music recordings and their ability to significantly influence the pricing structure for online music stores; our involvement in intellectual property litigation; our ability to continue to enforce our intellectual property rights in digital environments; our ability to develop a successful business model applicable to a digital environment and to enter into artist services and expanded-rights deals with recording artists in order to broaden our revenue streams in growing segments of the music business; the impact of heightened and intensive competition in the recorded music and music publishing businesses and our inability to execute our business strategy; the failure of regulators to approve our proposed acquisition of Parlophone Label Group (the “PLG Acquisition”); the risk that the PLG Acquisition may not be completed on the expected time table, or at all; failure to realize expected synergies and other benefits contemplated by the PLG Acquisition; disruption from the PLG Acquisition making it more difficult to maintain certain strategic relationships; risks relating to recent or future ratings agency actions or downgrades as a result of the PLG Acquisition or any associated financing; risks associated with our non-U.S. operations, including limited legal protections of our intellectual property rights and restrictions on the repatriation of capital; significant fluctuations in our operations and cash flows from period to period; our inability to compete successfully in the highly competitive markets in which we operate; further consolidation of our industry and its impact on the competitive landscape of the music industry, specifically the acquisition of the recorded music business of EMI Group (“EMI”) by Universal and of the music publishing business of EMI by a consortium led by Sony Corporation of America; trends, developments or other events in some foreign countries in which we operate; local economic conditions in the countries in which we operate; our failure to attract and retain our executive officers and other key personnel; the impact of rate regulations on our Recorded Music and Music Publishing businesses; the impact of rates on other income streams that may be set by arbitration proceedings on our business; an impairment in the carrying value of goodwill or other intangible and long-lived assets; unfavorable currency exchange rate fluctuations; our failure to have full control and ability to direct the operations we conduct through joint ventures; legislation limiting the terms by which an individual can be bound under a “personal services” contract; a potential loss of catalog if it is determined that recording artists have a right to recapture rights in their recordings under the U.S. Copyright Act; trends that affect the end uses of our musical compositions (which include uses in broadcast radio and television, film and advertising businesses); the growth of other products that compete for the disposable income of consumers; the impact of, and risks inherent in, acquisitions or business combinations; risks inherent to our outsourcing of information technology infrastructure and certain finance and accounting functions; the fact that we have engaged in substantial restructuring activities in the past, and may need to implement further restructurings in the future and our restructuring efforts may not be successful or generate expected cost savings; the impact of our substantial leverage, including any increase associated with additional indebtedness to be incurred in connection with the PLG Acquisition, on our ability to raise additional capital to fund our operations, on our ability to react to changes in the economy or our industry and on our ability to meet our obligations under our indebtedness; the ability to generate sufficient cash to service all of our indebtedness, and the risk that we may be forced to take other actions to satisfy our obligations under our indebtedness, which may not be successful; the fact that our debt agreements contain restrictions that limit our flexibility in operating our business; our indebtedness levels, and the fact that we may be able to incur substantially more indebtedness which may increase risks created by our substantial indebtedness; the significant amount of cash required to service our indebtedness and the ability to generate cash or refinance indebtedness as it becomes due depends on many factors, some of which are beyond our control; risks that downgrade, suspension or withdrawal of the rating assigned by a rating agency to us could impact our cost of capital; risks relating to Access Industries, Inc. (“Access”), which indirectly owns all of our outstanding capital stock, and controls our company and may have conflicts of interest with the holders of our debt or us in the future; risks that Access may also enter into, or cause us to enter into, strategic transactions that could change the nature or structure of our business, capital structure or credit profile; our reliance on one company as the primary supplier for the manufacturing, packaging and physical distribution of our products in the U.S. and Canada and part of Europe; risks related to evolving regulations concerning data privacy which might result in increased regulation and different industry standards; changes in law and government regulations and risks related to other factors discussed in Warner Music Group Corp.’s Annual Report on Form 10-K for the year ended September 30, 2012 and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel
and Secretary

Date: May 3, 2013

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